Note 21 - Other Long Term Receivable	12 Months Ended
Dec. 31, 2011
Other Long Term Receivable [Text Block]
21.        Other Long Term Receivable

In September 5, 2011 we terminated the charter of M/V Cyclades in order to sell the vessel. Since the daily charter rate that we were receiving was higher then what the market was paying at the time, the charterer realized a benefit from this termination and hence agreed to pay the Company a termination fee. This termination fee amounts to $4.6 per day and will be collected over the period of the terminated charter party (up to February 2, 2014). The following table summarizes the termination fees receivable per year after 2012.

Year ending December 31,	Termination fee receipts
2013	1,688
2014	153
1,841